SUPPLEMENT DATED AUGUST 2, 2013
TO THE PROSPECTUS FOR
PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
(For Applications Signed Before August 1, 2013)
DATED AUGUST 1, 2013

This supplement updates information in the prospectus dated August 1, 2013, for Principal Investment Plus Variable Annuity (For Applications Signed Before August 1, 2013) which is issued by Principal Life Insurance Company. This supplement should be read in its entirety and kept together with your prospectus for future reference. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.
TABLE OF SEPARATE ACCOUNT DIVISIONS

MidCap Division
Effective August 16, 2013, this division will be closed as an investment option for new contracts sold under this prospectus. The fund closing applies to contracts for which the application is signed on or after that date. If you own a contract for which the application was signed prior to that date, you may continue to allocate net premiums to this division in accordance with your contract’s prospectus.